UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 19, 2010

NEW WORLD BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401

(Address of principal executive offices)

(541) 868-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

Departure of Officer

Effective March 19, 2010, the Company eliminated the position of Chief Technology Officer within its corporate structure. Consequently, effective March 19, 2010, the Company terminated its employment agreement  with Noah Kamrat as the Company’s Chief Technology Officer and have entered into an agreement setting forth the terms and conditions of Mr. Kamrat’s termination.

Item 9.01. Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD BRANDS, INC.

	By:	/s/ R. Steven Bell
		Name:	R. Steven Bell
		Title:	Chief Executive Officer

Date: March 24, 2010